   As filed with the Securities and Exchange Commission on February 26, 1999

                                                     Registration No. 333-40161
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                               ----------------

                        Post-Effective Amendment No. 1
                                      To
                                   Form S-6
            REGISTRATION STATEMENT Under THE SECURITIES ACT OF 1933

                               ----------------

                     Metropolitan Life Separate Account UL
                             (Exact name of trust)

                      Metropolitan Life Insurance Company
                              (Name of depositor)
                               1 Madison Avenue
                           New York, New York 10010
         (Complete address of depositor's principal executive offices)

                               ----------------

                             GARY A. BELLER, ESQ.
              Senior Executive Vice-President and General Counsel
                      Metropolitan Life Insurance Company
                               1 Madison Avenue
                           New York, New York 10010
               (Name and complete address of agent for service)

                               ----------------

                                  Copies to:
               GARY O. COHEN, ESQ. and THOMAS C. LAUERMAN, ESQ.
                        Freedman, Levy, Kroll & Simonds
                         1050 Connecticut Avenue, N.W.
                            Washington, D.C. 20036

                               ----------------

                 Title and amount of securities being offered:
              An indefinite amount of separate account interests
                 under variable additional insurance options.

  Amount of filing fee: None required.

  It is proposed that the filing will become effective (check appropriate box)
    [_] Immediately upon filing pursuant to paragraph (b)
    [_] On (date) pursuant to paragraph (b)
    [X] On April 30, 1999 pursuant to paragraph (a)(1) of Rule 485
    [_] On (date), pursuant to paragraph (a) of Rule 485

                               ----------------

  Registrant elects to be governed by Rule 6e-3(T)(B) under the Investment Company Act of 1940 with respect to variable additional insurance options.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL

                      METROPOLITAN LIFE INSURANCE COMPANY

                             Cross-Reference Table

Items of
Form N-8B-2                               Captions in Prospectus
-----------                               ----------------------
   1...................... Cover Page
   2...................... METLIFE
   3...................... Inapplicable
   4...................... SALES AND ADMINISTRATION OF THE POLICIES; METLIFE;
                            SUMMARY
   5, 6, 7................ SEPARATE ACCOUNT UL; THE METROPOLITAN SERIES FUND,
                            INC.
   8...................... FINANCIAL STATEMENTS
   9...................... Inapplicable
  10(a)................... OTHER POLICY PROVISIONS; EQUITY OPTIONS RIGHTS
  10(c), 10(d)............ SUMMARY; EQUITY OPTIONS BENEFITS; EQUITY OPTIONS
                            RIGHTS; EQUITY OPTIONS PREMIUMS; OTHER POLICY PRO-
                            VISIONS
  10(e)................... EQUITY OPTIONS PREMIUMS--Equity Options Termination
                            and Reinstatement
  10(f)................... VOTING RIGHTS
  10(g)(1)-(3), 10(h)(1)-
   (3).................... RIGHTS WE RESERVE
  10(g)(4), 10(h)(4)...... Inapplicable
  10(i)................... EQUITY OPTIONS BENEFITS; EQUITY OPTIONS PREMIUMS;
                            ISSUING EQUITY OPTIONS
  11...................... SUMMARY; SEPARATE ACCOUNT UL; METROPOLITAN SERIES
                            FUND, INC.
  12(a)................... Cover Page
  12(b), 12(e)............ Inapplicable
  12(c), 12(d)............ SEPARATE ACCOUNT UL; METROPOLITAN SERIES FUND, INC.
  13(a), 13(b), 13(c),     SEPARATE ACCOUNT UL; METROPOLITAN SERIES FUND, INC.;
   13(d)..................  OTHER POLICY PROVISIONS; POLICY RIGHTS; SUMMARY--
                            Table of Charges and Expenses; EQUITY OPTIONS
                            CHARGES AND DEDUCTIONS
  13(e)................... SALES AND ADMINISTRATION OF THE POLICIES
  13(f), 13(g)............ Inapplicable
  14...................... EQUITY OPTIONS PREMIUMS; SALES AND ADMINISTRATION OF
                            THE POLICIES

Items of
Form N-8B-2                               Captions in Prospectus
-----------                               ----------------------
  15...................... EQUITY OPTIONS PAYMENTS
  16...................... SEPARATE ACCOUNT UL; METROPOLITAN SERIES FUND INC.
  17(a), 17(b)............ Captions referenced under Items 10(c), 10(d), 10(e)
                            and 10(i) above
  17(c)................... Inapplicable
  18(a), 18(c)............ SEPARATE ACCOUNT UL; METROPOLITAN SERIES FUND INC.
  18(b), 18(d)............ Inapplicable
  19...................... SALES AND ADMINISTRATION OF THE POLICIES; VOTING
                            RIGHTS; REPORTS
  20(a), 20(b)............ RIGHTS WE RESERVE; SEPARATE ACCOUNT UL; METROPOLITAN
                            SERIES FUND INC.
  20(c), 20(d), 20(e),
   20(f).................. Inapplicable
  21(a), 21(b)............ EQUITY OPTIONS RIGHTS--Loan Privileges; EQUITY OP-
                            TIONS PREMIUMS; OTHER POLICY PROVISIONS
  21(c), 22............... Inapplicable
  23...................... SALES AND ADMINISTRATION OF THE POLICIES
  24...................... EQUITY OPTIONS PREMIUMS; OTHER POLICY PROVISIONS
  25...................... METLIFE
  26...................... Inapplicable
  27...................... METLIFE
  28...................... MANAGEMENT
  29...................... Inapplicable
  30, 31, 32, 33, 34...... Inapplicable
  35...................... GETTING MORE INFORMATION
  36, 37.................. Inapplicable
  38...................... SALES AND ADMINISTRATION OF THE POLICIES
  39...................... METLIFE; SALES AND ADMINISTRATION OF THE POLICIES
  40(a)................... Inapplicable
  40(b)................... SEPARATE ACCOUNT UL; METROPOLITAN SERIES FUND INC.
  41(a)................... METLIFE; SALES AND ADMINISTRATION OF THE POLICIES
  41(b), 41(c), 42, 43.... Inapplicable
  44(a)................... SEPARATE ACCOUNT UL; METROPOLITAN SERIES FUND INC.;
                            EQUITY OPTIONS BENEFITS--Equity Options Cash Value
  44(b)................... Inapplicable
  44(c)................... EQUITY OPTIONS CHARGES AND DEDUCTIONS

Items of
Form N-8B-2                                  Captions in Prospectus
-----------                                  ----------------------
  45......................... Inapplicable
  46......................... Captions referenced under Item 44 above
  47......................... Captions referenced under Items 10(c) and 16 above

  48, 49.................... Inapplicable
  50........................ SEPARATE ACCOUNT UL; METROPOLITAN SERIES FUND INC.
  51(a), 51(b).............. METLIFE; SUMMARY; EQUITY OPTIONS BENEFITS; EQUITY
                              OPTIONS RIGHTS
  51(c), 51(d), 51(e)....... Captions referenced under Item 10(i) above
  51(f)..................... EQUITY OPTIONS PREMIUMS--Equity Options Termination
                              and Reinstatement
  51(g)..................... Captions referenced under Items 10(i) and 13 above
  51(h), 51(j).............. Inapplicable
  51(i)..................... SALES AND ADMINISTRATION OF THE POLICIES
  52(a), 52(c).............. RIGHTS WE RESERVE
  52(b), 52(d).............. Inapplicable
  53(a)..................... FEDERAL TAX MATTERS
  53(b), 54 through 58...... Inapplicable
  59........................ FINANCIAL STATEMENTS

     E
     Q
     U
     I
     T
     Y

     O
     P
     T
     I
     O
     N
     S




                                   PROSPECTUS
                                      FOR

                               The Equity Options
                 Issued by Metropolitan Life Insurance Company
                                 April 30, 1999

The Equity Options are the Equity Additions and the Equity Enricher. Each option is designed to supplement benefits available under your MetLife fixed benefit life insurance policy.

Equity Options are designed to provide:

 .Life insurance coverage

 .A death benefit

 .A conditional guaranteed minimum death benefit

 . A funding option for allocating premium payments to the MetLife Stock Index investment division of Metropolitan Life Separate Account UL.

A word about risk:
This Prospectus discusses the risks associated with purchasing the Equity Options. The Metropolitan Series Fund, Inc. (the "Fund") prospectus discusses the risks associated with investment in the Fund. The Fund prospectus is being provided to you in addition to this Prospectus, because the MetLife Stock Index investment division invests in a corresponding portfolio of the Fund. This Prospectus is not valid unless you also receive or have received a current Fund prospectus.

The purchase of the Equity Options involves risk. You could lose money, as well as the benefits provided under the Equity Options.

How to learn more:
Before selecting an Equity Option, read the information in this Prospectus and in the prospectus for the Fund. Keep the prospectuses for future reference.

                                  -----------

Neither the Securities and Exchange Commission ("SEC") nor any state securities authority has approved or disapproved these securities, nor have they determined if this Prospectus is accurate or complete. This prospectus does not constitute an offering in any jurisdiction where such offering may not lawfully be made. Any representation otherwise is a criminal offense. We do not authorize any representations about this offering other than as contained in this Prospectus or its supplements or in our authorized supplemental sales material.


Metropolitan Life Insurance Company 1 Madison Avenue, New York, New York 10010
(800) 638-5000

                                                       Page
                                                     In this
   Subject                                          Prospectus
   -------                                          ----------
   Summary.........................................      2
   MetLife.........................................      5
   Separate Account UL.............................      6
   Metropolitan Series Fund, Inc. .................      6
   The Base Policy and Benefits Options............      7
   Issuing Equity Options..........................      8
   Equity Options Benefits.........................      9
   Equity Options Rights...........................     11
   Equity Options Premiums.........................     13
   Charges and Deductions..........................     16
   Federal Tax Matters.............................     17
   Showing Performance.............................     19
   Rights We Reserve...............................     19
   Other Policy Provisions.........................     20
   Sales and Administration of the Policies........     21
   Voting Rights...................................     22
   Reports.........................................     22
   Illustration of Equity Options Benefits.........     23
   Getting More Information........................     23
   Legal Matters and Experts.......................     24
   Management......................................     25
   Financial Statements............................     28

Summary

This summary gives an overview of the Equity Options and is qualified by the more detailed information in this Prospectus, the Equity Options riders, and the relevant fixed benefit life insurance policy.

Equity Options

MetLife issues the Equity Options as optional benefits to a fixed benefit life insurance policy (the "base policy"). We also offer other optional benefits as additions to the base policy. For ease of reference, we refer to the base policy and all of the optional benefits that are added to the base policy as the "Policy." The Equity Options allow you to experience the potential growth of the equity markets while maintaining your base policy. There are two different Equity Options, and you may elect to include either or both as optional benefits to your base policy:

 . Equity Additions (also known as Variable Additional Insurance)

 . Equity Enricher (also known as Variable Additional Benefits). We anticipate that we will begin to offer the Equity Enricher as an option for Policies issued on or after September 15, 1999.

Equity Options Premiums

The Equity Options allow some flexibility in making premium payments.

 . Equity Additions allows you to make premium payments by allocating dividends or other payments from the base policy and from certain benefits options (known as credit options) to the base policy.

 . Equity Enricher allows you to make planned and unplanned premium payments.

Equity Options Cash Value

Your cash value in an Equity Option reflects your Equity Option's premium payments, the charges we deduct from the cash value, any investment experience you have in our Separate Account, as well as your transfer, loan and withdrawal activity. MetLife doesn't guarantee the investment performance of the MetLife Stock Index investment division and you should consider your risk tolerance before purchasing an Equity Option.

Transfers

You may transfer cash value from each Equity Option to pay base policy premiums, charges or loan interest. You may also transfer cash value to or from certain other benefit options to an Equity Option, subject to certain limits.

Equity Options Death Benefit

Generally, the death benefit is equal to the Equity Option cash value divided by an applicable "single premium amount" that is specified in your rider and multiplied by $1,000.

The Conditional Guaranteed Minimum Death Benefit

Generally, you will receive a conditional guaranteed minimum death benefit. In certain situations this guaranteed minimum death benefit can be reduced or eliminated entirely.

Surrenders, Partial Withdrawals and Loans

Within certain limits, you may take partial withdrawals from and loans against amounts in the Equity Options. You may also surrender your Equity Option for its cash value, less any applicable charges.

Tax Treatment

In most cases, you will not pay income taxes on withdrawals or surrenders or at the Final Date of the Policy until your cumulative withdrawn amounts exceed the cumulative premiums you have paid under your Policy. If your Policy is a modified endowment contract, you will pay income taxes on loans and withdrawals to the extent of any gains (which is generally the excess of cash value over the premiums paid). In this case, an additional 10% tax may also apply. If the Policy is part of a collateral assignment equity split dollar arrangement with an employer, increases in cash value that are not due to premium payments may be taxed annually. The death benefit may be subject to federal and state estate taxes, but your beneficiary will generally not be taxed on the death benefit. As with any taxation matter, you should consult with and rely on the advice of your own tax advisor.

Table of Charges and Expenses

This table shows the charges and expenses that you pay under the Equity Options. See "Charges and Deductions," below for more information on the Equity Options charges:

        Type of Charge or Expense              Amount of Charge or Expense
--------------------------------------------------------------------------------
  Monthly Deduction from your Equity
   Option's cash value
   Cost of insurance charges:           Amount varies depending on the specifics
                                        of your Policy./1/
   Mortality and expense risk and       The charge is equivalent to an effective
    administrative services charge:     annual rate of .75% of the cash value in
                                        the Separate Account on each monthly
                                        anniversary for riders to base policies
                                        that have a face amount less than
                                        $250,000, or .50% for riders to base
                                        policies that have a face amount of
                                        $250,000 or greater.
--------------------------------------------------------------------------------
  Equity Enricher only:
  Charges we deduct from each premium
   payment
   Sales charge:                        2% of each premium payment
   Charge for average expected state
    taxes attributable to premiums:     2% of each premium payment
   Charge for expected federal taxes
    attributable to premiums:           1% of each premium payment

--------
/1/See "Cost of Insurance" under "Charges and Deductions" for a more detailed discussion of factors affecting this charge. If you would like, we will provide you with an illustration of the impact of these and other charges under the Equity Options based on various assumptions.

Fund Investment Management Fees and Direct Expenses

MetLife receives an investment management fee from the Fund and the Fund incurs direct expenses (see the Fund Prospectus and Statement of Additional Information referred to therein). You bear indirectly your proportionate share of the fees and expenses of the Portfolio of the Fund that corresponds to the MetLife Stock Index investment division. The following sets forth that Portfolio's fees and expenses for the year ending 12/31/98:

                                                                                    Total
                                                                                     1998
                               Management                  Other                    Annual
       Portfolio                  Fee                     Expenses                 Expenses
-------------------------------------------------------------------------------------------
  MetLife Stock Index             .25%

Other

Please refer to "Federal Tax Matters--Our Taxation" for a description of certain charges that we currently do not impose but may impose in the future.

MetLife

We are a mutual life insurance company. We were formed in 1868 in New York and we currently conduct business in all 50 states, the District of Columbia, Puerto Rico and Canada. We are one of the largest financial services companies in the world with many of the largest United States corporations for clients. As of December 31, 1998, we had total life insurance in force of approximately $ trillion and total assets under management of approximately $330 billion. We have listed our directors and certain key officers under "Management", and our financial information under "Financial Statements," below.

Giving us requests, instructions or notifications

[SIDEBAR: You can contact us at our Designated Office.]

Contacting us:

You can communicate all of your requests, instructions and notifications to us by contacting us in writing at our Designated Office. We may require that certain requests, instructions and notifications be made on forms that we provide. These include: changing your beneficiary; taking a Policy loan; taking a partial withdrawal; surrendering your Policy or an Equity Option; making transfer requests or changing the benefit option to which you want to allocate your policy credits. Our Designated Office is our home office at 1 Madison Avenue, New York, NY 10010. We may name additional or alternate Designated Offices. If we do, we will notify you in writing.

When your requests, instructions and notifications become effective:

 . Generally, requests, premium payments and other instructions and notifications are effective on the Date of Receipt. In those cases, the effective time is at the end of a Valuation Period during which we receive them at our Designated Office. (Some exceptions to this general rule are noted below and elsewhere in this Prospectus.)

 . A Valuation Period is the period between two successive Valuation Dates. It begins at the close of regular trading on the New York Stock Exchange on a Valuation Date and ends at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date. The close of regular trading is 4:00 p.m., Eastern Time on most days.

 . A Valuation Date is:

  . Each day on which the New York Stock Exchange is open for trading.

  . Other days, if we, as the Fund's investment manager, think that there has been a sufficient degree of trading in the Fund's portfolio securities that the current net asset value of its redeemable securities might be materially affected.

 . The initial effective time of your Equity Options' investment in the Separate Account is the Investment State Date. The Investment State Date is:

  . For Equity Additions, the credit payment date of the first base policy credit that is allocated to the option or, if sooner, the date of the first transfer of cash value to Equity Additions from another benefit option.

  . For the Equity Enricher, the end of the first Valuation Date after any free-look period on the base policy. We will place any premium payments you make to the Equity Enricher in a fixed paid up additional insurance benefit option ("known as the Enricher") until the Investment Start Date.

          [SIDEBAR: The MetLife Stock Index investment division invests in a corresponding Portfolio of the Fund.]


Separate Account UL

We established the Separate Account under New York law on December 13, 1988. The Separate Account receives premium payments from the Equity Options described in this Prospectus and other variable life insurance policies that we issue. We have registered the Separate Account as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). The assets in the Separate Account legally belong to us; but they are held solely for the benefit of investors in the Separate Account and no one else, including our other creditors. We will keep an amount in the Separate Account that at least equals the value of our commitments to policy owners that are based on their investments in the Separate Account. We can also keep charges that we deduct and other excess amounts in the Separate Account or we can transfer the excess out of the Separate Account.

The Separate Account has subdivisions, called "investment divisions." Each investment division invests its assets exclusively in shares of a corresponding Portfolio of the Fund. Currently, only the MetLife Stock Index investment division is available for use with the Equity Options. Amounts you allocate to the MetLife Stock Index investment division receive the investment experience of the investment division, and you bear this investment risk.

   [SIDEBAR: You should carefully review the investment objective, strategies and risks of the MetLife Stock Index Portfolio, which are contained in the
                                        Fund prospectus you have also received.]

The Metropolitan Series Fund, Inc.

The Fund is a "series" type of mutual fund, which is registered as an open-end management investment company under the 1940 Act. The Fund is divided into Portfolios, each of which represents a different class of stock in which a corresponding investment division of the Separate Account invests. You should read the Fund prospectus, which you have also received. It contains information about the Fund and the MetLife Stock Index Portfolio, including the investment objective, strategies, risks and investment adviser that is associated with the Portfolio. It also contains information on our different separate accounts and our affiliates that invest in the Fund and the risks related thereto.

As of the end of each Valuation Period, we purchase and redeem Fund shares for the Separate Account at their net asset value without any sales or redemption charges. These purchases and redemptions reflect the amount of any of the following transactions that take effect at the end of the Valuation Period:

 . The allocation of premiums (less applicable charges) to the Separate Account.

 . Dividends and distributions on Fund shares that are reinvested as of the dates paid (which reduces the value of each share of the Fund and increases the number of Fund shares outstanding, but has no affect on the cash value in the Separate Account).

 . Policy loans and loan repayments allocated to the Separate Account.

 . Transfers to or from the Separate Account from other Policy parts.

 . Withdrawals or surrenders taken from the Separate Account

[SIDEBAR: The Policy includes the base policy and its benefit options.]

The Base Policy and its Benefit Options

The base policy and all of its benefit options form the entire Policy. In this Prospectus, we refer to each portion of the Policy as a Policy part. The base policy provides a fixed amount of life insurance. Benefit options may be added to the base policy.

In this Prospectus, we refer to some of the benefit options as "credit options." Credit options are methods under which dividends or other credits that become payable under your Policy, as well as cash value that you transfer from any other credit options that you have in effect, are applied to accumulate additional cash value and purchase additional death benefits. The amount of dividends or other credits on your Policy changes annually, is not guaranteed, and is based on a variety of factors. These factors may include the base policy face amount, the death benefit and credit class of the base policy, as well as the amount of our earnings. Any credits due from any Policy part are paid on the last day of a base policy year, as set forth in the benefit option. Credit options include:

 . Equity Additions: a benefit option described in this Prospectus

 . Fixed Additional Insurance: a benefit option that is similar to Equity
  Additions, except that cash value accumulates at fixed interest rates that we declare.

 . Dividends with Interest ("DWI"): a benefit option where cash value accumulates with currently taxable interest that we declare periodically.

Other benefit options which are not credit options include:

 . Equity Enricher: a benefit option described in this Prospectus.

 . Enricher: a fixed paid-up additional insurance benefit option that is similar to Equity Enricher, except that it has a guaranteed cash value which is eligible for a dividend.

 . Flexible Additional Insurance Rider ("FLAIR"): a benefit rider that provides additional fixed benefit insurance and has a fixed benefit term insurance element.

 . Disability Waiver of Benefits Options: benefit options that waive certain charges or premium requirements in the event of disability. (No such waiver of premium benefit applies to the Equity Enricher).

 . Acceleration of Death Benefits Option: a benefit option that can provide a discounted present value of the death benefit, if the insured becomes terminally ill, prior to the insured's death.

Subject to certain limits and conditions, we guarantee the cash value in the base policy as well as all of the benefit options, other than the Equity Options. We make this guarantee because these Policy parts provide fixed benefits. Since these fixed benefits are not registered under the federal securities laws, this Prospectus contains only limited information about them. The Policy gives you more information on the operation of these fixed benefits.

Issuing Equity Options

If you want an Equity Option, then you must complete an application. We will issue an Equity Option to you only if you are also the owner of the base policy. Your completed application must be received by the Designated Office. The Equity Options are available to base policies meeting the minimum face amount and eligibility requirements that we establish. You may not add the Equity Enricher after your base policy is issued. You may not add the Equity Additions while any term insurance is in effect under FLAIR. Once FLAIR becomes fully funded, or you discontinue the term insurance provided by FLAIR, you may add the Equity Additions. We reserve the right to reject an application for any reason permitted by law, and our acceptance of an application is subject to our underwriting rules.

The insured will be the same individual as the insured in the base policy. An "insured" is the person upon whose life we issue the Policy. You do not have to be the insured. For the purpose of computing the insured's age under the Policy, we start with the insured's age on the Date of Policy, which is set forth in the base policy. Age under the Policy at any other time is then computed using that issue age and adding the number of full base policy years completed.

    [SIDEBAR: We will issue an Equity Option to you as owner. You will have all the rights under the option.]

To elect the Equity Enricher you must complete the Equity Enricher application at the same time you complete the application for the base policy. We will not require evidence of insurability other than that required in connection with the issuance of the base policy, unless the amount of premiums you actually pay for the Equity Enricher during the first year is greater than the cumulative voluntary planned periodic premium payments the indicated in the application, or you exceed certain other premium limitations described below after the first year.

To elect the Equity Additions, you may complete the Equity Additions application either at the same time as the application for the base policy or after the base policy has been issued If you decide to add Equity Additions after you own the base policy, it may reduce the amount of premiums that you could pay to your Policy before it would become a modified endowment contract. If you contact us, we will tell you what these premium limits are. We will not require additional evidence of insurability for the Equity Additions, unless you desire to make a payment that is derived from another credit option that does not itself have a death benefit.

Insurance coverage under an Equity Option commences on its Investment Start Date, assuming coverage under the base policy is then in effect.

Equity Options Benefits

Insurance Proceeds

We will pay your beneficiary any insurance proceeds as of the end of the Valuation Period that includes the insured's date of death. We will pay this amount after we receive documents that we request as due proof of the insured's death. The beneficiary can receive the death benefit in a single sum or under an income plan described below. You may make this choice during the insured's lifetime. If no selection is made we will place the amount in an account to which we will credit interest, and the beneficiary will have immediate access to all or part of that amount. The beneficiary has one year from the date the insurance proceeds are paid to change the selection from a single sum payment to an income plan, as long as we have made no payments from the interest-bearing account. If the terms of the income plan permit the beneficiary to withdraw the entire amount from the plan, the beneficiary can also name contingent beneficiaries.

The insurance proceeds equal the Equity Option's death benefit.

Equity Options Death Benefits

The Equity Option's death benefit is:

 . the cash value (after we deduct the Mortality and Expense Risk and Administrative Service Charge and the Cost of Insurance Charge, pro rated for the appropriate period) at the end of the Valuation Period in which the insured dies; divided by

 . the net single premium for that day; multiplied by

 . $1,000.

Alternate Death Benefit

In no event will the Policy death benefit be lower than the minimum amount required to maintain the Policy as life insurance under the federal income tax laws (which calculation shall exclude coverage provided under the DWI benefit option).

[SIDEBAR: Equity Options offers a conditional guaranteed minimum death benefit.]

Conditional Guaranteed Minimum Death Benefit

We provide a conditional guaranteed minimum death benefit that will be in effect during the first 7 years of your base policy or another 7 year period beginning from any date your policy is "materially modified" (within the meaning of the tax law test discussed under "Federal Tax Matters-modified endowment contract status," below.) During any such 7 year period, the conditional guaranteed minimum death benefit generally will equal the Equity Option's death benefit at the beginning of each such 7 year period. The guaranteed minimum death benefit ends:

 . if the Policy becomes a Modified Endowment Contract; or

 . for the Equity Additions, if you change your credit option to a different credit option for the next credit payment date.

The conditional guaranteed minimum death benefit is reduced for any:

 . loan;

 . withdrawal; or

 . cash value transfer from the Equity Option.

You should consult with your MetLife account representative before taking any action listed above to find out whether the action will affect the conditional guaranteed minimum death benefit.

If your conditional guaranteed minimum death benefit is reduced or ends, your Policy may become a modified endowment contract.

Equity Options Cash Values

[SIDEBAR: Equity Options are designed to accumulate cash value.]

Your Equity Option's cash value equals the Separate Account cash value. The Separate Account cash value is allocated to the MetLife Stock Index investment division. For purposes of taking charges, loans and making transfers or withdrawals, we divide your cash value into "components". Each component is the portion of the Equity Option cash value that is attributable to payments made from its corresponding Policy part. An Equity Option's cash value is calculated as follows:

 . On the Investment Start Date, we will allocate your cash value to the MetLife
  Stock Index investment division.

 . Thereafter, at the end of each Valuation Period the cash value in the investment division will equal:

 . The cash value in the investment division at the beginning of the Valuation
   Period; plus

 . All premiums (less applicable charges) and cash value transfers into the investment division during the Valuation Period; minus

 . All partial cash withdrawals, loan amounts and cash value transfers out of the investment division during the Valuation Period; minus

 . The portion of any charges and deductions allocated to the cash value in the investment division during the Valuation Period; plus

 . The net investment return for the Valuation Period on the amount of cash value in the investment division at the beginning of the Valuation Period. The net investment return currently equals the rate of increase or decrease in the net asset value per share of the underlying Fund portfolio over the Valuation Period, adjusted upward to take appropriate account of any dividends and other distributions paid by the portfolio during the period. The net investment return could in the future be reduced by a charge for taxes that we have the right to impose.

If your Equity Option has no cash value, we will not provide any insurance coverage under it, nor will we take a monthly deduction, until the Equity Option does have cash value.

   [SIDEBAR: Generally, the Policy's insurance proceeds, amounts payable at the Final Date or amounts paid upon surrender of your Policy can be paid under an income plan instead of in a lump sum.]

Benefit at Final Date

The Final Date is the Policy anniversary on which the insured is Age 100. We will allow you to extend that date, however, where permitted by state law. If the insured is living on the Final Date, we will pay you the cash value of the Policy, reduced by any applicable charges and outstanding loans (plus accrued interest). You can receive the cash value in a single sum, in an account that earns interest, or under an available income plan.

Income Plans

Before you purchase an income plan you should consider:

 . The tax consequences associated with the Policy proceeds, which can vary considerably, depending on whether a plan is chosen. You or your beneficiary should consult with a qualified tax adviser about tax consequences.

 . That your Policy will terminate at the time you purchase an income plan and you will receive a new contract, which describes the terms of the income plan. You should carefully review the terms of the new contract, because it contains important information about the terms and conditions of the income plan.

 . That these plans do not have a variable investment return.

Generally, we currently make the following income plans available:

  . Interest Income                 . Installment Income for a
                                      Stated Period
--------------------------------------------------------------------
  . Installment Income for a        . Single Life Income--Guaranteed
    Stated Amount                     Payment Period
--------------------------------------------------------------------
  . Joint and Survivor Life Income  . Single Life Income--Guaranteed
                                      Return

[SIDEBAR: You may make transfers between each component of the Equity Options and its eligible Policy parts at any time.]

Equity Options Rights

Cash Value Transfers


 . For the Equity Additions, transfers can only be made among it and the other credit options that are available to you at that time.

 . For the Equity Enricher, transfers can only be made between it and the Enricher.

You may only transfer cash value between a particular component and that component's corresponding Policy Part. This limitation on transfers does not currently affect the Equity Enricher, because cash value transfers can currently only be made between it and the Enricher. We will adjust any credit that would be due under a Policy part to reflect the timing and effect of any transfer. Any transfer will reduce the conditional guaranteed minimum death benefit by the same proportion as it reduces the Equity Options cash value.

If you would like to make a transfer, you must indicate which component and which Policy part are involved in the transfer. Except for transfers to the dividends with interest option, transfers among the Equity Options and other Policy parts are not currently taxable transactions.

 . Automated transfer: We may in the future allow you to make automatic transfers of Equity Option cash values to pay the base policy premiums. If we do, we will set forth the terms and conditions in the forms we provide to you to establish the automatic transfers.

 . Transfers by telephone: We may, if permitted by state law, allow you to make transfer requests by phone. We may also allow you to authorize your sales representative to make such requests. The following procedures apply:

 . We must have received your authorization in writing satisfactory to us, to act on instructions from any person that claims to be you or your sales representative, as applicable, as long as that person follows our procedures.

 . We will institute reasonable procedures to confirm that instructions we receive are genuine. Our procedures will include receiving from the caller your personalized data.

 . All telephone calls will be recorded.

 . You will receive a written confirmation of any transaction.

 . Neither the Separate Account nor we will be liable for any loss, expense or cost arising out of a telephone request if we reasonably believed the request to be genuine.

 . You should contact our Designated Office with any questions regarding the procedures.

Loan Privileges

You may obtain a loan from us whenever your Policy has a loan value. The loan value equals the Policy cash value less the anticipated loan interest for the remainder of that base policy year.

       [SIDEBAR: You can borrow from us and use your Policy as security for the loan.]

When you request a loan, you may direct from where the loan will be taken among the available cash value in the different Policy parts, including the available cash value in the components of the Equity Options. If you do not so direct, we will take the loan from available cash value in accordance with our administrative procedures that are in effect at the time you take the loan.

As of the Date of Receipt, for any loan request that affects an Equity Option, we will:

 . Remove an amount equal to the loan from your Equity Option . We will place an equal amount in the Fixed Additional Insurance option (if the loan is from Equity Additions) or in the Enricher (if the loan is from the Equity Enricher), where it will receive interest in accordance with the option's terms.

 . Charge you interest, which will accrue daily. We will tell you the initial interest rate that applies to your loan and mail you advance notices of any increases applicable to existing loans. Your interest payments are due at the end of each Policy year. If you don't pay the interest within 31 days after it is due, we will treat it as a new Policy loan, which will be taken from the components of the Equity Option in the same manner that the original loan amounts were taken. If one component does not have sufficient cash value, we will take the excess from the remaining components in accordance with our administrative procedures that are in effect at the time you take the loan. The interest rate charged for a base policy year will never be more than the maximum allowed by law and will generally be the greater of:

 . the published monthly average for the calendar month ending two months before the start of such year; or

 . the rate used to calculate the guaranteed cash value of the base policy and its riders for the base policy year plus 1%.

The published monthly average means (a) Moody's Corporate Bond Yield Average Monthly Average Corporates, as published by Moody's Investors Service, Inc., or any successor service; or (b) If the Moody's average is not published, a substantially similar average established by regulation issued by the insurance supervisory official of the state in which the base policy is delivered.

Repaying your loans (plus accrued interest) is done by sending in payments of at least $50. We will allocate your repayment to the fixed additional insurance benefit rider to which we had transferred the Equity Options cash value that you used as security for your loan. You may then transfer such repaid amount to your Equity Option at any time.

Before taking a Policy loan, you should consider the following:

 . Interest payments on loans are generally not deductible for tax purposes.

 . Under certain situations, Policy loans could be considered taxable distributions.

 . If you surrender your Policy or if we terminate your Policy, or at the Final
  Date, any outstanding loan amounts (plus accrued interest) will be taxed as a distribution. (See "Federal Tax Matters--The Policy--Loans" below.)

 . A Policy loan increases the chances of our terminating your Policy due to insufficient cash value because amounts used as security for a loan are not eligible to pay Policy charges.

[SIDEBAR: You can surrender your Equity Option for its cash value.]

 . An Equity Option's conditional guaranteed minimum death benefit will be reduced by the same proportion as the loan reduces the Equity Option's cash value.

 . Your Policy's death benefit will be reduced by any unpaid loan (plus accrued interest).

Surrender and Withdrawal Privileges

If you surrender an Equity Option, you can choose to receive the option's cash value or have the proceeds transferred to any benefit option that is permitted to receive premiums at that time. In the event of any transfer, any credit that might be payable on amounts in such option will be adjusted to reflect the timing of receipt of such transfer. We will deem your request for surrender of the base policy also to be a request for surrender of the Equity Option. You may receive the surrender proceeds in a single sum or under an income plan.

If you would like to make a partial withdrawal, you may direct from which components the amount will be taken, within the limits of the component's cash value. If you do not so direct, we will withdraw cash value in accordance with our administrative procedures that are in effect at the time of the withdrawal. If you make a request for a partial withdrawal of an amount that exceeds the cash value in the chosen component, we will tell you and you may then ask for a smaller withdrawal, or a different allocation among the components or surrender the Equity Option.

Before surrendering your Equity Option or requesting a partial withdrawal you should consider the following:

 . Amounts received may be taxable as income and, if your Policy is a modified endowment contract, subject to certain tax penalties.

 . Your Policy could become a modified endowment contract.

 . For partial withdrawals, your death benefit will decrease.

 . In some cases you may be better off taking a Policy loan, rather than a withdrawal.

 . The conditional guaranteed minimum death benefit will be reduced by the same proportion as the withdrawal reduces the Equity Option's cash value.

Equity Options Premiums

The payments into the Equity Options won't guarantee that your Equity Option will have a death benefit. Rather, this depends on the Equity Option's cash value and the conditional guaranteed minimum death benefit.

Paying Premiums

You can make premium payments, subject to certain limitations discussed below, through:

 . For the Equity Additions, dividends or other credits on the Policy provided that you direct us in writing at least sixty days prior to the credit payment date (unless Equity Additions is the credit option you currently are using). If you had previously chosen Equity Additions to receive the dividend or other credit, but want to change to a different credit option, you must elect the different credit option at least sixty days prior to the credit payment date. Only one election may be made for any credit payment date and will apply to all credits payable under the Policy.

 . For the Equity Enricher:

 . through a voluntary planned periodic premium schedule. You choose the schedule on your Equity Enricher application. The schedule sets forth the amount of premiums, fixed payment intervals, and the period of time that you intend to pay premiums. The schedule can be: (a) annual; (b) semi-annual; (c) periodic automatic pre-authorized transfers from your checking account ("check-o-matic"); (d) systematic through payment plans that your employer makes available; or (e) through another method to which we agree. You do not have to pay premiums in accordance with your voluntary planned period premium schedule.

 . Subject to the below limits, you can make unscheduled premium payments at any time.

Maximum and Minimum Premium Payments

 . Total premium payments under all benefit options (excluding the Equity
  Additions, DWI and disability waiver of benefits options) may not exceed $2.5 million in the first base policy year and $500,000 in each year thereafter.

 . You may not pay premiums that exceed tax law premium limitations for your Policy to qualify as life insurance. We will return any amounts that exceed these limits, except that we will keep any amounts that are required to keep the Policy from terminating. We will let you make premium payments that would turn your Policy into a modified endowment contract, but we will tell you of this status in your annual statement, and if possible we will tell you how to reverse the status.

 . The following limitations apply to the Equity Enricher. When applying the limits, we aggregate payments to the Equity Enricher with payments to the
  Enricher:

 I. You may not make any premium payments:

   A. While we are considering your application for benefits on the base policy under a disability waiver of benefits option or an acceleration of death benefits option.

   B. If we are paying benefits under the above options or if all benefits due under one of those options have been paid.

   C. If you have made no payments to the Equity Enricher for any two consecutive base policy years (unless, during any part of such period, your right to make payments was terminated for reasons described in A, or, unless you were taking withdrawals from the Equity Enricher to pay for a child's education and you provide us with proof of such payment that we find satisfactory).

   D. After the later of the base policy anniversary on which the insured is 65, or the tenth base policy anniversary.

 In any of these cases, you may elect to receive the cash value, transfer the cash value to the Enricher, or leave the cash value in the Equity Enricher. If you leave the cash value in the Equity Enricher, it will remain subject to applicable fees and charges. If investment performance is not sufficient to offset the amount of these expenses, the death benefit may decline or terminate.

 II. Your voluntary planned periodic payments must be at least:

   A. $500 annually ($250 for policies that are part of our Executive Series where or the insured was under 18 when the base policy was issued).

   B. $250 semi-annually ($100 for policies that are part of our Executive Series or where the insured was under 18 when the base policy was issued).

   C. $50 for all monthly methods of payment ($25 for policies that are part of our Executive Series or where the insured was under 18 when the base policy was issued).

   D. unscheduled premium payment must be of at least $500 ($250 for the Executive Series or where the insured was under age 18 when the base policy was issued).

 III. During the first base policy year, we reserve the right to reject any amount that exceeds the cumulative amount of your first base policy year's voluntary planned periodic premiums.

 IV. During the first base policy year, the maximum annual payment we permit is 15 times the nonsmoker standard annual premium (minus the base policy fee) set forth in your base policy.

 V. After the first base policy year, the maximum payment we permit is the greater of

   A. 3 times the base policy's nonsmoker standard annual premium (minus the base policy fee) set forth in your base policy; or

   B. $5,000

 VI. We reserve the right to require evidence of insurability of premium payments that exceed both $25,000 and 2 times the greater of the total payments made in either of the prior two Policy years.

Equity Options Termination and Reinstatement

Termination

We will terminate Equity Options if we terminate the base policy. We will terminate your base policy if we do not receive sufficient premium payments by the end of a 31 day grace period. If the insured dies during the grace period, the insurance proceeds will still be payable, but we will deduct any due and unpaid base policy premiums and any Policy loan and loan interest from the proceeds.

At the end of the grace period, if you have elected to do so, and if there is sufficient cash value in your Equity Option to do so, we will pay your premium from the Equity Option cash value through an automatic loan feature. If the automatic loan feature is not used to pay the base policy premium and the Policy is terminated, we will transfer your Equity Additions cash value into the fixed additional insurance option and your Equity Enricher cash value into the Enricher in accordance with your Policy's provisions and our administrative practices.

Reinstatement

We will reinstate the Equity Options if we reinstate your base policy. The reinstated Equity Option will have no cash value until an Equity Option premium payment is made. We will reinstate your base policy subject to certain terms and conditions that the base policy provides. We must receive your reinstatement request within 3 years (or within a longer period if required by state law) after the end of the base policy's grace period and before its Final Date.

    [SIDEBAR: Carefully review the "Table of Charges and Expenses" in the "Summary" which sets forth the charges that you pay under the Equity
                                                                Options.]

Equity Options Charges and Deductions

The Equity Options charges compensate us for our expenses and risks. Any distinctions we make about the specific purposes of the different charges are imprecise, and we are free to keep and use our revenues or profits for any other purpose, including paying any of our costs and expenses in connection with the Policies. The following sets forth additional information about some (but not all) of the Equity Options charges.

Charge for average expected state taxes attributable to premiums: We make this charge, with respect to the Equity Enricher, to reimburse us for the state premium taxes that we must pay on premiums we receive. Premium taxes vary from state to state and currently range from 0 to 3.5%. Our charge approximates the average tax rate we expect to pay on premiums we receive from all states.

Charges included in the Monthly Deduction: We take the monthly deduction from each component in proportion to the Equity Options Cash Value in that component at the beginning of the base policy month, beginning with the first base policy month during which an Equity Option is in effect. We deduct the monthly deduction as of each base policy monthly anniversary. If there is no cash value in the Equity Option, there is no insurance coverage provided under the option and therefore no monthly deduction is due.

 . Cost of insurance: This charge varies monthly based on many factors. Each month, we determine the charge by multiplying the applicable cost of insurance percent by the cash value at the end of the prior Policy month.

 . The cost of insurance percent is based on our expectations as to future experience, taking into account the insured's sex (if permitted by law), age, smoking status and rate class. The percentages will never exceed the guaranteed cost of insurance percentages set forth in your Equity Options rider. These guaranteed percentages are based on certain 1980 Commissioners Standard Ordinary Mortality Tables and the insured's sex (if permitted by law), age and rate class. Our current percentages are lower than the maximums in most cases. We review our percentages periodically and may adjust them, but we will apply the same percentages to everyone who has had their Equity Option for the same amount of time and who is the same age, sex and rate class. As a general rule, the cost of insurance percentage increases each year you own your Equity Option, as the insured's age increases.

 . Rate class relates to the level of mortality risk we assume with respect to an insured. It can be the standard rate class, or one that is higher or lower (and if the insured is 18 or older, we divide rate class by smoking status). The insured's rate class will affect your charge for insurance coverage.

 . Mortality, Expense Risk and Administrative services charge: We make this monthly charge primarily to compensate us for:

 . expenses we incur in the administration of the Equity Option

 . mortality risks that insureds may live for a shorter period than we expect;
   and

 . expense risks that our issuing and administrative expenses may be higher than we expect.

If our estimates are correct, we will realize a profit from this charge; otherwise, we could incur a loss. The amount of the charge is lower if the base policy's face amount is at least $250,000 at the date we calculate the charge. Therefore, changes you make in your base policy's face amount could affect the rate at which this charge applies to you.

Net Single Premium

The net single premium varies from day to day and is based on the 1980 Commissioners Standard Ordinary Mortality Tables and the insured's sex (where permitted by state law or unless the Policy is issued in connection with certain types of employee benefit plans) and age. To determine a death benefit, we divide an Equity Option's cash value by the net single premium. While it is not a charge or expense, the lower the net single premium, the higher the death benefit, and vice versa. The net single premiums under your Equity Option will increase over time, as the insured grows older. We guarantee the net single premiums set forth in the Equity Options for each base policy anniversary and we will not change them.

Federal Tax Matters

The following is a brief summary of some tax rules that may apply to your Policy. You should consult with your own tax advisor to find out how taxes can affect your benefits and rights under your Policy, especially before you make unscheduled premium payments, change coverage provided by base policy or the benefit options, take a loan or withdrawal, or assign or surrender the Policy.

The Policy

Insurance proceeds

 . Generally excludable from your beneficiary's gross income.

 . The proceeds may be subject to federal estate tax: (i) if paid to the insured's estate; or (ii) if paid to a different beneficiary if the insured possessed incidents of ownership at or within three years before death.

 . If you die before the insured, the value of your Policy (determined under IRS rules) is included in your estate and may be subject to federal estate tax.

 . Whether or not any federal estate tax is due is based on a number of factors including the estate size.

Cash value (if your Policy is not a modified endowment contract)

 . You are generally not taxed on your cash value (except with respect to the DWI option) until you withdraw it, surrender your Policy or receive a distribution on the Final Date. In these cases, you are generally permitted to take withdrawals up to the amount of premiums paid without any tax consequences. However, withdrawals will be subject to income tax after you have received amounts equal to the total premiums you paid. Somewhat different rules apply in the first 15 Policy years when a distribution may be subject to tax if there is a gain in your Policy (which is generally when your cash value exceeds the cumulative premiums you paid). Finally, if your Policy is part of a collateral assignment equity split dollar arrangement, there is a risk that increases in cash value may be taxed annually. For income tax purposes, if you surrender an Equity Option for its cash value but the base policy remains in force, you will be considered to have made a partial withdrawal. A transfer to the DWI also will be taxed as a withdrawal.

Loans

 . Loan amounts received will generally not be subject to income tax, unless your Policy is or becomes a modified endowment contract or terminates.

 . Interest on loans is generally not deductible. For businesses that own a Policy, at least part of the interest deduction unrelated to the Policy may be disallowed unless the insured is a 20% owner, officer, director or employee of the business.

 . If your Policy terminates (upon surrender, cancellation, lapse or the Final
   Date) while any Policy loan is outstanding, the amount of the loan plus accrued interest thereon will be deemed to be a "distribution" to you. Any such distribution will have the same tax consequences as any other Policy distribution.

Modified Endowment Contracts

These contracts are life insurance contracts where the premiums paid during the first 7 years after the Policy is issued, or after a material change in the Policy, exceeds tax law limits referred to as the "7-pay test." Material changes in the Policy include changes in the level of benefits and certain other changes to your Policy after the issue date. Reductions in benefits during a 7-pay period may cause your Policy to become a modified endowment contract. Generally, a life insurance policy that is received in exchange for a modified endowment contract will also be considered a modified endowment contract.

If your Policy is considered a modified endowment contract the following applies:

 . The death benefit will generally be income tax free to your beneficiary, as discussed above.

 . Amounts withdrawn or distributed before the insured's death, including loans, assignments and pledges, are treated as income first and subject to income tax. All modified endowment contracts you purchase from us and our affiliates during the same calendar year are treated as a single contract for purposes of determining the amount of any such income.

 . An additional 10% income tax generally applies to the taxable portion of the amounts received before age 59 1/2, except generally if you are disabled or if the distribution is part of a series of substantially equal periodic payments.

Diversification

In order for your Policy to qualify as life insurance, we must comply with certain diversification standards with respect to the investments underlying the Equity Options. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be able to be corrected. Failure to meet these standards would result in immediate taxation to Policy owners of gains under their Policies.

Changes to tax rules and interpretations

Changes in applicable tax rules and interpretations can adversely affect the tax treatment of your Policy. These changes may take effect retroactively. We reserve the right to amend the Policy in any way necessary to avoid any adverse tax treatment. Examples of changes that could create adverse tax consequences include:

 . Possible taxation of cash value transfers among the options within the Policy.

 . Possible taxation as if you were the owner of your allocable portion of the Separate Account's assets.

 . Possible changes in the tax treatment of Policy benefits and rights.

Our taxation

We don't expect to incur federal, state or local taxes upon the earnings or realize capital gains attributable to the Separate Account. If we do incur such taxes at some time in the future, we reserve the right to charge cash value allocated to the Separate Account for these taxes.

Showing Performance

We may advertise or otherwise show:

 . Investment division performance ranking and rating information as it compares among similar investments as compiled by independent organizations.

 . Comparisons of the investment division with performance of similar investments and appropriate indices.

 . Our insurance company ratings that are assigned by independent rating agencies and that are relevant when considering our ability to honor our guarantees.

 . Personalized illustrations based on historical Separate Account performance.

Rights We Reserve

We reserve the right to make certain changes if we believe the changes are in the best interest of our Policy owners or would help carry out the purposes of the Policy. We will make these changes in the manner permitted by applicable law and only after getting any necessary owner and regulatory approval. We will notify you of any changes that result in a material change in the underlying investments in the investment divisions, and you will have a chance to transfer out of the affected division (without charge). Some of the changes we may make include:

 . Operating the Separate Account in any other form that is permitted by applicable law.

 . Changes to obtain or continue exemptions from the 1940 Act.

 . Transferring assets among investment divisions or to other separate accounts, or our general account or combining or removing investment divisions from the Separate Account.

 . Substituting Fund shares in an investment division for shares of another portfolio of the Fund or another fund or investment permitted by law.

 . Changing the way we assess charges without exceeding the aggregate amount of the Equity Option's guaranteed maximum charges.

 . Making any necessary technical changes to the Policy to conform it to the changes we have made.

        [SIDEBAR: Carefully review your Policy which contains a full discussion of all its provisions.]

Other Policy Provisions

You should read your Policy, including the Equity Options riders, for a full discussion of their provisions. The following is a brief discussion of some of the provisions that you should consider:

Free Look Period

You can return the Policy during this period. The period is the later of:

 . 10 days after you receive the Policy (unless state law requires your Policy to specify a longer period); and

 . 45 days after we receive Part A of the completed application.

If you return your Policy, we will send you a complete refund of any premiums paid within seven days.

Incontestability

We will not contest your Policy after 2 years from the base policy's issue or reinstatement.

Suicide

If the insured commits suicide within the first two base policy years (or another period specified in your base policy, if required by state law), your beneficiary will receive all premiums paid to the Policy (without interest), less any outstanding loans (plus accrued interest) and withdrawals taken.

Age and Sex

We will adjust benefits to reflect the correct age and sex of the insured if this information isn't correct in any Policy application.

Assignment

You can designate a new owner or otherwise assign an Equity Option only as part of an assignment of your Policy. You can assign your Policy as collateral if you notify us in writing. The assignment or release of the assignment is effective when it is recorded at the Designated Office. We are not responsible for determining the validity of the assignment or its release. Also, there could be serious adverse tax consequences to you or your beneficiary, so you should consult with your tax adviser before making any assignment.

Payment and Deferment

Generally, we will pay or transfer amounts from the Separate Account within seven days after the Date of Receipt of all necessary documentation required for such payment or transfer. We can defer this if:

 . The New York Stock Exchange has an unscheduled closing.

 . There is an emergency so that we could not reasonably determine the investment experience of an Equity Option.

 . The Securities and Exchange Commission by order permits us to do so for the protection of Equity Option owners (provided that the delay is permitted under New York State insurance law and regulations).

 . With respect to the insurance proceeds, entitlement to a payment is being questioned or is uncertain.

 . We are paying amounts attributable to a check. In that case we can wait for a reasonable time (15 days or less) to let the check clear.

We currently pay interest on the amount of insurance proceeds at 6% per year (or higher if state law requires) from the date of death until the date we pay the benefit.

Dividends

The Equity Options are "nonparticipating," which means they are not eligible for dividends from us and do not share in any distributions of our surplus.

[SIDEBAR: We perform the sales and administrative services for the Policies.]

Sales and Administration of the Policies

We serve as the "principal underwriter," as defined in the 1940 Act, for the Policy and other variable life insurance and variable annuity contracts issued by a subsidiary and us. We are registered under the Securities Exchange Act of 1934 as a broker-dealer and are a member of the National Association of Securities Dealers, Inc. We are an investment manager to the Fund and may also provide advisory services to other clients.

Computer Systems

We use computer systems to process Policy transactions and valuations. These systems need to be adjusted to be able to continue to administer the Policies beginning January 1, 2000. As is the case with most systems conversion projects, risks and uncertainties exist due, in part to reliance on third party vendors and a project could be delayed. Although we cannot give you assurances, we are devoting substantial resources necessary to make these systems modifications and expect that necessary changes will be completed on time and in a way that will result in no disruption to Policy servicing operations.

Bonding

Our directors, officers and employees are bonded in the amount of $50,000,000, subject to a $5,000,000 deductible.

Distributing the Policies

We sell the Policies that include an Equity Option through licensed life insurance sales representatives:

 . Registered through us.

 . Registered through other broker-dealers, including a wholly owned subsidiary.

Commissions

We do not pay commissions for the sale of the Equity Additions. However, representatives who write the Policy receive compensation calculated by adding the cash value in the Policy and in certain other products offered by MetLife and our affiliates. This compensation will not exceed .12% per year of the total aggregate cash value. We pay commissions on the sale of the base policy and certain riders.

We pay maximum commissions on the Equity Enricher of 2% of the gross amount paid for each premium payment. The commissions do not increase the charges deducted from the Policy. No commissions have been paid on this product because it we will not begin offering it before September 1999.

We also pay the sales manager of a sales representative employed by us an override commission based on many factors including the commissions paid to the representative who sold the Equity Option and to other representatives the sales manager supervises.

    [SIDEBAR: You can give us voting instructions on shares of the Fund portfolio that are attributable to your Equity Option.]

Voting Rights

The Fund has shareholder meetings from time to time to, for example, elect directors and approve investment managers. We will vote the shares of each Portfolio that are attributed to your Policy based on your instructions. Should we determine that the 1940 Act no longer requires us to do this, we may decide to vote Fund shares in our own right, without input from you or any other owners of variable life insurance policies or variable annuity contracts that participate in the Fund.

If you are eligible to give us voting instructions, we will send you informational material and a form to send back to us. We are entitled to disregard voting instructions in certain limited circumstances prescribed by the SEC. If we do so, we will give you our reasons in the next semi-annual report to Equity Option owners.

The number of shares for which you can give us voting instructions is determined as of the record date for the Fund shareholder meeting by dividing:

 . Your cash value in the corresponding investment division; by

 . The net asset value of one share of that Portfolio.

We will count fractional votes.

If we do not receive timely voting instructions from Policy owners and other insurance and annuity owners that are entitled to give us voting instructions, we will vote those shares in the same proportion as the shares held in the same separate account for which we did receive voting instructions. Also, we will vote Fund shares that are not attributable to insurance or annuity owners (including shares that we hold in our general account) or that are held in separate accounts that are not registered under the 1940 Act in the same proportion as the aggregate of the shares for which we received voting instructions from all insurance and annuity owners.

Reports

Generally, you will promptly receive statements confirming your significant transactions involving Equity Options such as:

 . Changes in guarantees.

 . Transfers between Equity Options and other Policy parts.

 . Partial withdrawals.

 . Loan amounts you request.

 . Premium Payments.

If your premium payments are made through check-o-matic or another systematic payment method, we will not send you any confirmation in addition to the one you receive from your bank or employer.

We will also send you an annual statement within 30 days after a Policy year that will summarize the year's transactions and include information on:

 . Deductions and charges.

 . Status of the death benefit.

 . Cash values.

 . Amounts in the investment division.

 . Status of Policy loans.

 . Automatic loans to pay interest.

 . Information on your modified endowment contract status (if applicable).

We will also send you the Fund's annual and semi-annual reports to shareholders.

[SIDEBAR: Personalized illustrations can help you understand how your Equity Options values can vary.]

Illustration of Equity Options Benefits

In order to help you understand how your Equity Option values would vary over time under different sets of assumptions, we will provide you with certain illustrations upon request. These will be based on the age and insurance risk characteristics of the insured under your Policy and such factors as the premium payment amounts and rates of return (within limits) that you request. You can request such illustrations at any time. We have filed an example of such an illustration as an exhibit to the registration statement referred to below.

Getting More Information

We are regulated by the New York Insurance Department and periodically are examined by them. We are also subject to the laws and regulations of all the jurisdictions in which we do business and, if required, we have filed the Equity Options for approval in every jurisdiction in which the Equity Options are sold. The Equity Options may not be available in every jurisdiction. You should ask your sales representative whether the Equity Options are available in your jurisdiction.

We file annual statements on our operations, including financial statements, with insurance departments of various jurisdictions so that they can review our solvency and compliance with applicable laws and regulations. You can review these statements which are available at the offices of the various insurance departments.

This Prospectus is part of a registration statement that we filed with the Securities and Exchange Commission under the Securities Act of 1933. The registration statement includes additional information, amendments and exhibits. You can get this information from the Securities and Exchange Commission (a copying fee may apply) by visiting or writing to its Public Reference Room or using its Internet site at:

 . Securities and Exchange Commission
 Public Reference Room
 Washington, D.C. 20549
 Call 1-800-SEC-0330 (for information about using the Public Reference Room) Internet site: http://www.sec.gov

Legal Matters and Experts

Christopher P. Nicholas, Associate General Counsel at MetLife, has passed upon the legality of the Policies. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised us on certain matters relating to the federal securities laws.

Deloitte & Touche LLP, independent auditors, audited the financial statements included in Appendix II of this Prospectus, as stated in their reports appearing therein. The financial statements are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Our financial statements should be considered only as bearing upon our ability to meet our obligations under the Policy.

Marian Zeldin, FSA, MAAA, Vice-President and Actuary of MetLife, has examined actuarial matters included in the registration statement, as stated in her opinion filed as an exhibit to the registration statement.

Management

The present directors and the senior officers and secretary of MetLife are listed below, together with certain information concerning them:

Directors, Officers-Directors


                       Principal Occupation &                       Positions and Offices
  Name                 Business Address                                 with MetLife
-------------------------------------------------------------------------------------------------
  Curtis H. Barnette   Chairman and Chief Executive Officer Director
                       Bethlehem Steel Corp.
                       1170 Eight Ave. -- Martin Tower 2118
                       Bethlehem, PA 18016
-------------------------------------------------------------------------------------------------
  Robert H. Benmosche  Chairman of the Board, President and Chairman of the Board, President,
                       Chief Executive Officer              Chief Executive Officer and Director
                       Metropolitan Life Insurance Company
                       One Madison Ave.
                       New York, NY 10010
-------------------------------------------------------------------------------------------------
  Gerald Clark         Vice Chairman of the Board and       Vice Chairman of the Board,
  New York, NY 10010   Chief Investment Officer             Chief Investment Officer and Director
                       Metropolitan Life Insurance Company
                       One Madison Ave.
                       New York, NY 10010
-------------------------------------------------------------------------------------------------
  Joan Ganz Cooney     Chairman, Executive Committee        Director
                       Children's Television Workshop
                       One Lincoln Plaza
                       New York, NY 10023
-------------------------------------------------------------------------------------------------
  Burton A. Dole, Jr.  Retired Chairman, President and      Director
                       Chief Executive Officer
                       Puritan Bennett
                       Overland Park, KS
-------------------------------------------------------------------------------------------------
  James R. Houghton    Chairman of the Board Emeritus       Director
                       and Director
                       Corning Incorporated
                       80 East Market Street, 2nd Floor
                       Corning, NY 14830
-------------------------------------------------------------------------------------------------
  Harry P. Kamen       Retired Chairman and                 Director
                       Chief Executive Officer
                       Metropolitan Life Insurance Company
                       One Madison Ave.
                       New York, NY 10010
-------------------------------------------------------------------------------------------------
  Helene L. Kaplan     Of Counsel                           Director
                       Skadden Arps, Slate, Meagher & Flom
                       919 Third Ave.
                       New York, NY 10022
-------------------------------------------------------------------------------------------------
  Charles M. Leighton  Retired Chairman and                 Director
                       Chief Executive Officer
                       CML Group, Inc.
                       Bolton, MA 01720
-------------------------------------------------------------------------------------------------
  Allen E. Murray      Retired Chairman of the Board and    Director
                       Chief Executive Officer
                       Mobil Corporation
                       375 Park Ave., Suite 2901
                       New York, NY 10163
-------------------------------------------------------------------------------------------------
  Stewart Nagler       Vice Chairman of the Board and       Vice Chairman of the Board and
                       Chief Financial Officer              Chief Financial Officer and Director
                       Metropolitan Life Insurance Company
                       One Madison Avenue
                       New York, NY 10010

                          Principal Occupation &                Positions and Offices
  Name                    Business Address                          with MetLife
-------------------------------------------------------------------------------------
  John J. Phelan, Jr.     Retired Chairman and                  Director
                          Chief Executive Officer
                          New York Stock Exchange, Inc.
                          P.O. Box 312
                          Mill Neck, NY 11765
-------------------------------------------------------------------------------------
  Hugh B. Price           President and Chief Executive Officer Director
                          National Urban League, Inc.
                          12 Wall Street
                          New York, NY 10005
-------------------------------------------------------------------------------------
  Robert G. Schwartz      Retired Chairman of the Board,        Director
                          President and Chief Executive Officer
                          Metropolitan Life Insurance Company
                          200 Park Ave., Suite 5700
                          New York, NY 10166
-------------------------------------------------------------------------------------
  Ruth J. Simmons, Ph.D.  President                             Director
                          Smith College
                          College Hall 20
                          Northhampton, MA 01063
-------------------------------------------------------------------------------------
  William C. Steere, Jr.  Chairman of the Board and             Director
                          Chief Executive Officer
                          Pfizer, Inc.
                          235 East 42nd Street
                          New York, NY 10017

  Name of Officer*         Position with Metropolitan Life
---------------------------------------------------------------------------------------
  Robert H. Benmosche      Chairman of the Board, President and Chief Executive Officer
---------------------------------------------------------------------------------------
  Gerald Clark             Vice Chairman of the Board
---------------------------------------------------------------------------------------
  Stewart G. Nagler        Vice Chairman of the Board
---------------------------------------------------------------------------------------
  Gary A. Beller           Senior Executive Vice-President and General Counsel
---------------------------------------------------------------------------------------
  C. Robert Henrikson      Senior Executive Vice-President
---------------------------------------------------------------------------------------
  Catherine A. Rein        Senior Executive Vice-President
---------------------------------------------------------------------------------------
  William J. Toppeta       Senior Executive Vice-President
---------------------------------------------------------------------------------------
  John H. Tweedie          Senior Executive Vice-President
---------------------------------------------------------------------------------------
  Jeffrey J. Hodgman       Executive Vice-President
---------------------------------------------------------------------------------------
  Terence I. Lennon        Executive Vice-President
---------------------------------------------------------------------------------------
  David A. Levene          Executive Vice-President
---------------------------------------------------------------------------------------
  John D. Moynahan, Jr.    Executive Vice-President
---------------------------------------------------------------------------------------
  Judy E. Weiss            Executive Vice-President and Chief Actuary
---------------------------------------------------------------------------------------
  Alexander D. Brunini     Senior Vice-President
---------------------------------------------------------------------------------------
  Jon F. Danski            Senior Vice-President and Controller
---------------------------------------------------------------------------------------
  Richard M. Blackwell     Senior Vice-President
---------------------------------------------------------------------------------------
  James B. Digney          Senior Vice-President
---------------------------------------------------------------------------------------
  William T. Friedman      Senior Vice-President
---------------------------------------------------------------------------------------
  Ira Friedman             Senior Vice-President
---------------------------------------------------------------------------------------
  Anne E. Hayden           Senior Vice-President
---------------------------------------------------------------------------------------
  Sybil C. Jacobsen        Senior Vice-President
---------------------------------------------------------------------------------------
  Joseph W. Jordan         Senior Vice-President
---------------------------------------------------------------------------------------
  Kernan F. King           Senior Vice-President
---------------------------------------------------------------------------------------
  Nicholas D. Latrenta     Senior Vice-President
---------------------------------------------------------------------------------------
  Leland C. Launer, Jr.    Senior Vice-President
---------------------------------------------------------------------------------------
  Gary E. Lineberry        Senior Vice-President
---------------------------------------------------------------------------------------
  James L. Lipscomb        Senior Vice-President
---------------------------------------------------------------------------------------
  William Livesey          Senior Vice-President
---------------------------------------------------------------------------------------
  James M. Logan           Senior Vice-President
---------------------------------------------------------------------------------------
  Eugene Marks, Jr.        Senior Vice-President
---------------------------------------------------------------------------------------
  William R. Prueter       Senior Vice-President
---------------------------------------------------------------------------------------
  Joseph A. Reali          Senior Vice-President
---------------------------------------------------------------------------------------
  Vincent P. Reusing       Senior Vice-President
---------------------------------------------------------------------------------------
  Felix Schirripa          Senior Vice-President
---------------------------------------------------------------------------------------
  Robert E. Sollmann, Jr.  Senior Vice-President
---------------------------------------------------------------------------------------
  Thomas L. Stapleton      Senior Vice-President and Tax Director
---------------------------------------------------------------------------------------
  James F. Stenson         Senior Vice-President
---------------------------------------------------------------------------------------
  Stanley J. Talbi         Senior Vice-President
---------------------------------------------------------------------------------------
  Richard R. Tartre        Senior Vice-President
---------------------------------------------------------------------------------------
  James A. Valentine       Senior Vice-President
---------------------------------------------------------------------------------------
  Lisa M. Weber            Senior Vice-President
---------------------------------------------------------------------------------------
  William J. Wheeler       Senior Vice-President and Treasurer
---------------------------------------------------------------------------------------
  Anthony J. Williamson    Senior Vice-President
---------------------------------------------------------------------------------------
  Louis J. Ragusa          Vice-President and Secretary

------------
* The principal occupation of each officer, except for the following officers, during the last five years has been as an officer of Metropolitan Life or an affiliate thereof. Gary A. Beller has been an officer of Metropolitan Life since November, 1994; prior thereto, he was a Consultant and Executive Vice-President and General Counsel of the Americana Express Company. Robert H. Benmosche has been an officer of Metropolitan Life since September, 1995; prior thereto, he was an Executive Vice-President of Paine Webber. Terrence
  I. Lennon has been an officer of Metropolitan since March, 1994; prior thereto, he was Assistant Deputy Superintendent and Chief Examiner of the New York State Department of Insurance. Richard R. Tartre has been an officer of Metropolitan Life since January 13, 1997, prior thereto, he was President and CEO of Astra Management Corp. William J. Wheeler became an officer of Metropolitan Life since October 13, 1997; prior thereto, he was Senior Vice-President, Investment Banking of Donaldson, Lufkin and Jenrette. Lisa Weber has been an officer of Metropolitan Life since March 16, 1998; prior thereto, she was a Director of Diversity Strategies and Development and an Associate Director of Human Resources of Paine Webber. John F. Danski has been an officer of Metropolitan Life since March 25, 1998; prior thereto, he was Senior Vice-President, Controller and General Auditor at ITT Corporation. The business address of each officer is 1 Madison Avenue, New York, New York 10010.

Financial Statements--to be added by Amendment.

                                    PART II

                REPRESENTATION WITH RESPECT TO FEES AND CHARGES

  Metropolitan Life represents that the fees and charges deducted under the riders described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Metropolitan Life under the riders. Metropolitan Life bases its representation on its assessment of all of the facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks, the need for Metropolitan Life to earn a profit, the degree to which the riders include innovative features, and regulatory standards for exemptive relief under the Investment Company Act of 1940 used prior to October 1996, including the range of industry practice. This representation applies to all riders issued pursuant to this Registration Statement, including those sold on the terms specifically described in the prospectus contained herein, or any variations therein based on supplements, amendments, endorsements or other riders to such riders or any related base policies or prospectus, or otherwise.

                      CONTENTS OF REGISTRATION STATEMENT

  This Registration Statement comprises the following papers and documents:

    The facing sheet.

    Cross-Reference Table.

    The Prospectus, consisting of 28 pages.

    Undertaking to File Reports (filed with the initial filing of this Registration Statement on November 13, 1997).

    Undertaking pursuant to Rule 484(b)(1) under the Securities Act of 1933 (filed with the initial filing of this Registration Statement on November 13, 1997).

    Representation with respect to fees and charges.

    The signatures.

    Written Consents of the following persons:

      Independent Auditors (to be filed by Amendment)
      Counsel (included in Exhibit 2 listed below)
      Company Actuary (included in Exhibit 5 listed below)

    The following exhibits:

      1.A (1) --Resolution of Board of Directors of Metropolitan Life
               effecting the establishment of Metropolitan Life
               Separate Account UL....................................   ++++
     (2)      --Not Applicable
     (3)      --(a) Not Applicable
              --(b) Form of Selected Broker Agreement.................   ++++
              --(c) Schedule of Sales Commissions.....................    ++
     (4)      --Not applicable
     (5)      --(a) Variable Additional Insurance Rider...............    +
              --(b) L98 fixed benefit Life Insurance Policy...........  ++++++
              --(c) Variable Additional Benefit Rider.................    *
              --(d) form of personalized illustrations................    *
     (6)      --(a) Charter and By-Laws of Metropolitan Life..........   +++
              --(b) Amendment to By-laws..............................   +++
     (7)      --Not Applicable
     (8)      --Not Applicable

     (9)  --Not Applicable
     (10) --Form of Application for Riders (included in Exhibits 5(a),
           (b), and (c) listed above)
      2. --Opinion and consent of Counsel as to the legality of the securities being registered

          --For Equity Additions......................................   ++++++

          --For Equity Enricher.......................................     *
      3.  --Not Applicable
      4.  --Not Applicable
      5.  --Opinion and consent of Marian Zeldin, FSA, MAAA relating
           to the Equity Options......................................     *
      6.  --Powers of Attorney........................................   +++++
      7.  --Method of Computing Exchange pursuant to Rule 6e-
           3(T)(b)(13)(v)(B) under the Investment Company Act of 1940
           (not required because there will be no cash value
           adjustments)
      8.  --Memoranda describing certain procedures filed pursuant to
           Rule 6e-3(T)(b)(12)(iii)...................................    ++++
     27.  --Financial Data Schedule (not applicable)

--------
     + Incorporated by reference to the filing of Pre-Effective Amendment No.
       1 to this Registration Statement dated April 20, 1998.
    ++ Incorporated by reference from "Commissions" in the Prospectus included herein.
   +++ Incorporated by reference to the filing of Post-Effective Amendment No.
       4 to the Registration Statement of Separate Account UL (File No. 33-57320) on March 1, 1996.
  ++++ Incorporated by reference to the filing of Post-Effective Amendment No.
       5 to the Registration Statement of Separate Account UL (File No. 33-47927) on April 30, 1997.
 +++++ Incorporated by reference to the filing of Post-Effective Amendment No.
       5 to the Registration Statement of Separate Account UL (File No. 33-47927) on April 30, 1997 except for Robert H. Benmosche whose power of attorney was filed with this Registration Statement on November 13, 1997 and Jon F. Danski whose power of attorney is incorporated by reference to the filing of Pre-Effective Amendment No. 1 to this Registration Statement on April 2, 1998.
++++++ Included in the filing of this Registration Statement on November 13,
       1997.
     * To be filed by Amendment.

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, METROPOLITAN LIFE INSURANCE COMPANY has duly caused this amended Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of New York, State of New York, this 25th day of February, 1999.

                                          METROPOLITAN LIFE
                                           INSURANCE COMPANY
(Seal)

                                                    /s/ Gary A. Beller
                                          By:
                                             ----------------------------------
                                                Gary A. Beller, Esq. Senior
                                            Executive Vice-President & General
                                                          Counsel

         /s/ Cheryl D. Martino
Attest:
   -------------------------------
      Cheryl D. Martino Assistant
               Secretary

  Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

              Signature                        Title                 Date


*                                      Chairman of the
-------------------------------------   Board, President,
         Robert H. Benmosche            and Chief Executive
                                        Officer and
                                        Director (Principal
                                        Executive Officer)

*                                      Vice Chairman of the
-------------------------------------   Board and Chief
            Gerald Clark                Investment Officer

*                                      Vice-Chairman of the
-------------------------------------   Board and Chief
          Stewart G. Nagler             Financial Officer
                                        (Principal
                                        Financial Officer)

*                                      Senior Vice-
-------------------------------------   President and
            Jon F. Danski               Controller
                                        (Principal
                                        Accounting Officer)

*                                      Director
-------------------------------------
         Curtis H. Barnette

*                                      Director
-------------------------------------
          Joan Ganz Cooney


     /s/ Christopher P. Nicholas                            February 25, 1999
*By _________________________________
    Christopher P. Nicholas, Esq.
          Attorney-in-fact

              Signature                         Title                Date

                  *                     Director
-------------------------------------
         Burton A. Dole, Jr.

                  *                     Director
-------------------------------------
          James R. Houghton

                  *                     Director
-------------------------------------
          Helene L. Kaplan

                  *                     Director
-------------------------------------
           Harry P. Kamen

                  *                     Director
-------------------------------------
         Charles M. Leighton

                  *                     Director
-------------------------------------
           Allen E. Murray

                  *                     Director
-------------------------------------
         John J. Phelan, Jr.

                  *                     Director
-------------------------------------
            Hugh B. Price

                  *                     Director
-------------------------------------
         Robert G. Schwartz

                  *                     Director
-------------------------------------
       Ruth J. Simmons, Ph.D.

                  *                     Director
-------------------------------------
       William C. Steere, Jr.

     /s/ Christopher P. Nicholas                             February 25, 1999
*By _________________________________
    Christopher P. Nicholas, Esq.
          Attorney-in-fact

  Pursuant to the requirements of the Securities Act of 1933, the Registrant, METROPOLITAN LIFE SEPARATE ACCOUNT UL, has duly caused this amended Registration Statement to be signed, on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of New York, State of New York this 25th day of February, 1999.

                                          METROPOLITAN LIFE SEPARATE ACCOUNT
                                          UL
                                            (Registrant)

                                            By: METROPOLITAN LIFE INSURANCE
                                                COMPANY
                                                   (Depositor)


(Seal)
                                                       /s/ Gary A. Beller
                                              By: _____________________________
                                                  Gary A. Beller, Esq. Senior
                                                  Executive Vice-President and
                                                        General Counsel

         /s/ Cheryl D. Martino
Attest: _____________________________
      Cheryl D. Martino Assistant
               Secretary